Exhibit 99.2

Case 20-11218-MFW Doc 769 Filed 07/20/20 Page 1 of 4 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE Chapter 11 Case No. 20-11218 (MFW) (Jointly Administered) Re: Docket Nos. 390, 391, 482, 565, 567, 602, 620, 621, 623, 624 NOTICE OF FILING OF ORDER TEMPORARILY RESOLVING CERTAIN MATTERS RELATED TO THE MASTER LEASE AGREEMENT, SETTING A SCHEDULE FOR FURTHER LITIGATION RELATED THERETO IN 2021 AND ADJOURNING HEARING ON THE DEBTORS’ MOTION FOR ORDER REJECTING CERTAIN UNEXPIRED VEHICLE LEASES EFFECTIVE NUNC PRO TUNC TO JUNE 11, 2020 PURSUANT TO SECTIONS 105 AND 365(A) OF THE BANKRUPTCY CODE [DOCKET NO. 390] SINE DIE PLEASE TAKE NOTICE that, on June 11, 2020, each of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed the Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 390] (the “Rejection Motion”)2 with the United States Bankruptcy Court for the District of Delaware (the “Court”). PLEASE TAKE FURTHER NOTICE that, on June 19, 2020, the Debtors filed the Stipulation Adjourning the Hearing on the Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 482-1] by and between the Debtors, the Agent, 1 The last four digits of The Hertz Corporation’s tax identification number are 8568. The location of the debtors’ service address is 8501 Williams Road, Estero, FL 33928. Due to the large number of debtors in these chapter 11 cases, for which joint administration for procedural purposes has been ordered, a complete list of the debtors and the last four digits of their federal tax identification numbers is not provided herein. A complete list of such information may be obtained on the website of the debtors’ claims and noticing agent at https://restructuring.primeclerk.com/hertz. 2 Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Rejection Motion or Proposed Order, as applicable. RLF1 23749213v.1 In re The Hertz Corporation, et al.,1 Debtors.

Case 20-11218-MFW Doc 769 Filed 07/20/20Page 2 of 4 the HVF Trustee, and the MTN Steering Committee. PLEASE TAKE FURTHER NOTICE that, on June 24, 2020, (i) the Official Committee of Unsecured Creditors (the “Committee”) filed the Statement of the Official Committee of Unsecured Creditors in Support of, and Reservation of Rights with Respect to, the Debtors Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 565]; and (ii) the ABS Lenders filed the Objection of Deutsche Bank AG, New York Branch, the MTN Steering Committee and the Bank of New York Mellon Trust Company, N.A. to Debtors’ Motion for Order Rejecting Certain Expired Vehicle Leases Effective Nunc Pro Tunc June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 567] (the “Rejection Objection”). PLEASE TAKE FURTHER NOTICE that, on June 26, 2020, the Structured Finance Association filed a motion seeking leave to file a brief as amicus curiae in support of the Rejection Objection [Docket No. 602]. PLEASE TAKE FURTHER NOTICE that, on June 30, 2020, (i) the Debtors filed Debtors’ Reply in Support of Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 620]; (ii) the Committee filed the Reply of the Official Committee of Unsecured Creditors in Further Support of the Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 621]; (iii) the Ad Hoc Group of Term Loan Lenders filed the Limited Reply of Ad Hoc First Lien Group in Support of Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 2 RLF1 23749213v.1

Case 20-11218-MFW Doc 769 Filed 07/20/20 Page 3 of 4 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 623]; and (iv) the Ad Hoc Group of Second Lien Noteholders filed the Statement of Ad Hoc Group of Second Lien Noteholders in Support of Relief Requested in the Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 624]. PLEASE TAKE FURTHER NOTICE that the Debtors, the Agent, the HVF Trustee, and the MTN Steering Committee (collectively, the “Parties”) have agreed on a form of order (the “Agreed Order”) that provides for an interim resolution of certain issues with respect to the Master Lease Agreement, including the Rejection Motion, through December 31, 2020. Among other things, the Agreed Order: (1) sets the Debtors’ cash payments for the remainder of 2020, (2) provides a minimum number of vehicle dispositions, (3) provides for how the proceeds of those vehicle dispositions shall be utilized, (4) provides for superpriority administrative claims in respect of vehicle casualties, (5) provides a mechanism for the Debtors to repurchase or lease additional vehicles from HVF, if necessary, (6) provides information rights for the Parties, (7) provides for the payment of certain fees of the ABS Parties, and (8) contains a broad reservation of rights that preserves the rights of all parties in interest with respect to the Master Lease Agreement, adequate protection, recharacterization, and related issues. PLEASE TAKE FURTHER NOTICE, that the Parties intend to present the Agreed Order to the Court for approval at the omnibus hearing scheduled to be held before The Honorable Mary F. Walrath, United States Bankruptcy Judge for the District of Delaware, at the Court, 824 North Market Street, 5th Floor, Courtroom 4, Wilmington, Delaware 19801, on July 24, 2020 at 2:00 p.m. (prevailing Eastern Time). A copy of the Agreed Order is attached hereto as Exhibit A. 3 RLF1 23749213v.1

Case 20-11218-MFW Doc 769 Filed 07/20/20 Page 4 of 4 Dated: July 20, 2020 /s/ Brett M. Haywood RICHARDS, LAYTON & FINGER, P.A. Mark D. Collins (No. 2981) John H. Knight (No. 3848) Brett M. Haywood (No. 6166) Christopher M. De Lillo (No. 6355) J. Zachary Noble (No. 6689) One Rodney Square 920 N. King Street Wilmington, DE 19801 WHITE & CASE LLP Thomas E Lauria (admitted pro hac vice) Matthew C. Brown (admitted pro hac vice) 200 South Biscayne Boulevard, Suite 4900 Miami, FL 33131 Telephone: (305) 371-2700 tlauria@whitecase.com mbrown@whitecase.com J. Christopher Shore (admitted pro hac vice) David M. Turetsky (admitted pro hac vice) 1221 Avenue of the Americas New York, NY 10020 Telephone: Facsimile: (302) 651-7700 (302) 651-7701 Collins@rlf.com Knight@rlf.com Haywood@rlf.com DeLillo@rlf.com Noble@rlf.com Telephone: (212) 819-8200 cshore@whitecase.com david.turetsky@whitecase.com Jason N. Zakia (admitted pro hac vice) 111 South Wacker Drive Chicago, IL 60606 —and— Telephone: (312) 881-5400 jzakia@whitecase.com Ronald K. Gorsich (admitted pro hac vice) Aaron Colodny (admitted pro hac vice) Andrew Mackintosh (admitted pro hac vice) Doah Kim (admitted pro hac vice) 555 South Flower Street, Suite 2700 Los Angeles, CA 90071 Telephone: (213) 620-7700 rgorsich@whitecase.com aaron.colodny@whitecase.com amackintosh@whitecase.com doah.kim@whitecase.com Co-Counsel to the Debtors and Debtors-in-Possession 4 RLF1 23749213v.1

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 1 of 20 EXHIBIT A Agreed Order RLF1 23749213v.1

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 2 of 20 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE Chapter 11 Case No. 20-11218 (MFW) (Jointly Administered) Re: Docket Nos.: 390, 391, 482, 565, 567, 602, 620, 621, 622, 623, 624 ORDER TEMPORARILY RESOLVING CERTAIN MATTERS RELATED TO THE MASTER LEASE AGREEMENT, SETTING A SCHEDULE FOR FURTHER LITIGATION RELATED THERETO IN 2021 AND ADJOURNING HEARING ON THE DEBTORS’ MOTION FOR ORDER REJECTING CERTAIN UNEXPIRED VEHICLE LEASES EFFECTIVE NUNC PRO TUNC TO JUNE 11, 2020 PURSUANT TO SECTIONS 105 AND 365(a) OF THE BANKRUPTCY CODE [DOCKET NO. 390] SINE DIE WHEREAS, on May 22, 2020 (the “Petition Date”), each of the above-captioned debtors and debtors in possession (collectively, the “Debtors” or “Hertz”) filed a voluntary petition in this Court for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) commencing the above-captioned chapter 11 cases (the “Chapter 11 Cases”); WHEREAS, a master note is issued by a special-purpose financing subsidiary, non-debtor affiliate Hertz Vehicle Financing LLC (“HVF”) to non-debtor affiliate Hertz Vehicle Financing II LP (“HVF II”) pursuant to an indenture and indenture supplement, between HVF, HVF II and The Bank of New York Mellon Trust Company, N.A. (“BNYM”), as trustee (in such capacity, the “HVF I Trustee”) and certain other parties thereto; 1 The last four digits of The Hertz Corporation’s tax identification number are 8568. The location of the debtors’ service address is 8501 Williams Road, Estero, FL 33928. A complete list of the debtors and the last four digits of their federal tax identification numbers may be obtained on the website of the debtors’ proposed claims and noticing agent at https://restructuring.primeclerk.com/hertz. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 390]. = #93432441v19 In re The Hertz Corporation, et al.,1 Debtors.

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 3 of 20 WHEREAS, Deutsche Bank AG, New York Branch, is the administrative agent (in such capacity, the “Agent”) under that certain Sixth Amended and Restated Series 2013-A Supplement (the “HVF II VFN Supplement”), dated as of February 21, 2020, by and among the Agent, HVF II, as Issuer, BNYM, as trustee (in such capacity, the “HVF II Trustee,” and, together with the HVF I Trustee, the “HVF Trustee”) and securities intermediary, The Hertz Corporation, as administrator, certain committed note purchasers party thereto from time to time, certain conduit investors party thereto from time to time, and certain funding agents for the investor groups party thereto from time to time (collectively, the “VFN Lenders” and the notes issued thereto the “VFN Notes”), to the Amended and Restated Group I Supplement, dated as of October 31, 2014 (as amended by Amendment No. 1 thereto, dated as of June 17, 2015, and as further amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Group I Supplement”), to the Amended and Restated Base Indenture, dated as of October 31, 2014, each between HVF II and the HVF II Trustee (the “HVF II Base Indenture”); WHEREAS, certain institutions (collectively, the “MTN Steering Committee” and together with the Agent and HVF Trustee, the “ABS Lenders”) have formed an ad hoc group of institutions that are, directly or indirectly, through funds and/or accounts they manage or advise, beneficial holders of medium term notes (the “MTN Notes” and the holders thereof the “MTN Noteholders,” and together with the VFN Lenders, the Agent and the HVF Trustee, the “ABS Parties”) issued by HVF II pursuant to various series supplements to the Group I Supplement to the HVF II Base Indenture, entered into by HVF II, the HVF II Trustee and the other parties thereto; WHEREAS, on June 11, 2020, the Debtors filed the Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 2 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 4 of 20 and 365(a) of the Bankruptcy Code [Docket No. 390] (the “Rejection Motion”); WHEREAS, on June 19, 2020, the Debtors and the ABS Lenders filed the Stipulation Adjourning the Hearing on the Debtors’ Motion For Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 482-1]; WHEREAS, on June 24, 2020, the Official Committee of Unsecured Creditors (the “Committee”) filed a Reservation of Rights Statement of the Official Committee of Unsecured Creditors in Support of, and Reservation of Rights with Respect to, the Debtors Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 565]; WHEREAS, on June 24, 2020, the ABS Lenders filed the Objection of Deutsche Bank AG, New York Branch, the MTN Steering Committee and the Bank of New York Mellon Trust Company, N.A. to Debtors’ Motion for Order Rejecting Certain Expired Vehicle Leases Effective Nunc Pro Tunc June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 567] (the “Rejection Objection”); WHEREAS, on June 26, 2020, a Motion for Leave to File Brief as Amicus Curiae was filed by the Structured Finance Association in support of the Rejection Objection [Docket No. 602]. WHEREAS, on June 30, 2020, (i) the Debtors filed Debtors’ Reply in Support of Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 620]; (ii) the Committee filed Reply of the Official Committee of Unsecured Creditors in Further Support of the Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro 3 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 5 of 20 Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 621]; (iii) the Ad Hoc Group of Term Loan Lenders filed the Limited Reply of Ad Hoc First Lien Group in Support of Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 623]; and (iv) the Ad Hoc Group of Second Lien Noteholders filed the Statement of Ad Hoc Group of Second Lien Noteholders in Support of Relief Requested in the Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code [Docket No. 624]; WHEREAS, a hearing before the Court with respect to the Rejection Motion is currently scheduled for July 24, 2020 at 2:00 p.m. ET (the “Hearing”); WHEREAS, the Debtors and the ABS Lenders (collectively, the “Parties”) have agreed to an adjournment of the Hearing sine die; WHEREAS, the Parties have agreed to resolve certain related matters on the terms as set forth in this Order. NOW, THEREFORE, the Court having core jurisdiction over the matters raised herein pursuant to 28 U.S.C. §§ 157 and 1334 and venue being proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice having been provided, and it appearing that no other or further notice need be provided; and based on the record before this Court, and good and sufficient cause appearing therefor, 4 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 6 of 20 IT IS HEREBY ORDERED THAT: 1. Adjournment. The Hearing on the Rejection Motion is adjourned sine die. If needed, the Debtors may calendar the Hearing on the Rejection Motion on a date on or after January 15, 2021, on 14 or more days’ notice. 2. Minimum Vehicle Dispositions. The Hertz Corporation (“Hertz”), in its capacity as Servicer, shall dispose of at least 182,521 Lease Vehicles (as defined in the Master Lease Agreement2) at least 154,903 of which shall be Series 2013-G1 Non-Program Vehicles (as defined in the Master Lease Agreement) (collectively, the “Subject Non-Program Vehicles”) and the remainder of which shall be Series 2013-G1 Program Vehicles (as defined in the Master Lease Agreement) (collectively, the “Subject Program Vehicles” and together with the Subject Non-Program Vehicles, the “Subject Vehicles”), in each case, in accordance with the terms of the Master Lease Agreement between June 1, 2020 and December 31, 2020, inclusive. Hertz, DTG Operations, Inc., and any other permitted lessee shall, by December 31, 2020, have no more than 310,000 Lease Vehicles (as defined in the Master Lease Agreement) (exclusive of any vehicles retained pursuant to paragraph 8 of this Order). The disposed Subject Vehicles shall be materially consistent with the vehicles identified to the ABS Lenders prior to the date hereof. For the avoidance of doubt, any Lease Vehicle (as defined in the Master Lease Agreement) that becomes a Casualty (as defined in the Master Lease) shall not be considered to be a disposed Lease Vehicle (as defined in the Master Lease Agreement) under this paragraph. Hertz shall be 2 The “Master Lease Agreement” is that certain Amended and Restated Master Motor Vehicle Operating Lease and Servicing Agreement (Series 2013-G1) dated as of October 31, 2014 (as amended by Amendment No. 1 thereto, dated as of February 22, 2017, and as further amended, modified or supplemented from time to time), by and among HVF, in its capacity as lessor, Hertz, in its capacity as lessee, in its capacity as servicer and in its capacity as guarantor, DTG Operations, Inc., in its capacity as lessee and those permitted lessees from time to time becoming lessees thereunder (together with Hertz and DTG Operations, Inc., in their respective capacities as lessees, the “Lessees” and each, a “Lessee”). 5 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 7 of 20 entitled to retain any proceeds received from the salvage of such Casualty (as defined in the Master Lease), provided, for the avoidance of doubt, that such amounts retained shall not reduce the amount of the Casualty Superpriority Claims (defined below) and shall not constitute proceeds for purposes of calculating the True-Up Amount (as defined below). To the extent that Hertz remits any proceeds received from the salvage of a Casualty (as defined in the Master Lease) to the HVF Trustee, such proceeds, when received by the HVF Trustee, shall reduce the amount of the Casualty Superpriority Claims (defined below) dollar for dollar, but shall not constitute proceeds for purposes of calculating the True-Up Amount (as defined below). 3. Disposition Proceeds; Retail Vehicle Sale Cost Recovery. Hertz, in its capacity as Servicer, shall, on a weekly basis (notwithstanding the payment dates under the Master Lease Agreement), remit or cause to be remitted all proceeds from the disposition of vehicles leased under the Master Lease Agreement to the HVF Trustee in accordance with the terms of the Master Lease Agreement, the Collateral Agency Agreement3 (the “Collateral Agency Agreement”), and associated documents by payment to the collateral account (the “Collateral Account”) established for the benefit of the HVF Trustee, as Beneficiary (as defined in the Collateral Agency Agreement), pursuant to the terms of the Collateral Agency Agreement, provided that, for Subject Vehicles sold between June 1, 2020 and December 31, 2020, inclusive (the “Forbearance Period”), Hertz may retain $900 per Subject Vehicle from such disposition proceeds for vehicles sold through Hertz’s retail channel.For the avoidance of doubt, such The “Collateral Agency Agreement” means that certain Fourth Amended and Restated 3 Collateral Agency Agreement dated as of November 25, 2013 (as may be amended, modified or supplemented from time to time) among HVF, in its capacity as a grantor, Hertz General Interest LLC, in its capacity as a grantor, DTG Operations, Inc., in its capacity as a grantor, Hertz, in its capacity as a grantor and as collateral servicer, BNYM, in its capacity as collateral agent (in such capacity, the “Collateral Agent”), the financing sources party thereto from time to time, the beneficiaries party thereto from time to time and the grantors party thereto from time to time. 6 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 8 of 20 amounts retained shall not constitute proceeds for purposes of calculating the True-Up Amount (as defined below). 4. Interim Rent Payments. A. Base Payments. Hertz, in its capacity as Lessee, shall make, and shall cause each other Lessee to make, a total of $650 million in payments to the HVF Trustee (as assignee of the claims of HVF against the Debtors under the Master Lease Agreement) under the Master Lease Agreement in six equal payments of $108,333,333.33 (each, a “Base Payment”) in each case on the Base Rent (as defined in the Master Lease Agreement) payment date set forth in the Master Lease Agreement starting in July 2020 through December 2020, inclusive (the “Payment Dates”), in each case by payment into the Collateral Account. B. Letters of Credit. Hertz, in its capacity as administrator under the Group I Administration Agreement governing the administration of HVF II, shall promptly take all actions to cause draws on the applicable preexisting prepetition letters of credit to be made in the amounts permitted under, and subject to, the terms of the HVF II VFN Supplement or the relevant series supplement to the Group I Supplement for the applicable series of MTN Notes, as applicable, on the relevant payment dates contemplated thereunder. The proceeds from any such draw may be used, as applicable, for the payment of (i) all senior fees, costs and expenses ranking ahead of payments of interest pursuant, as applicable, to Section 5.3(a)-(c) of the HVF II VFN Supplement and the analogous provisions of the relevant series supplements to the Group I Supplement for the applicable series of MTN Notes, (ii) all interest payable on the VFN Notes and MTN Notes, as applicable, (iii) applicable fees under the HVF II VFN Supplement to be paid to the Agent for the VFN Notes and (iv) solely to the extent permitted under the terms of such letter of credit and the corresponding HVF II VFN Supplement, principal payable on the 7 #93432441v19

Case 20-11218-MFW Doc 769-1Filed 07/20/20 Page 9 of 20 VFN Notes on account of a “Principal Deficit Amount” (as defined in the HVF II VFN Supplement); provided, however, that any draw on any such preexisting prepetition letter of credit, including the amount of any such draw, shall be governed by the terms of such letter of credit and, as applicable, the corresponding HVF II VFN Supplement or relevant series supplement to the Group I Supplement for the applicable series of MTN Notes, and any payment of fees under clause (iii) hereof shall not increase the amount of the applicable draw authorized under the applicable HVF II VFN Supplement or result in the draw of any letter of credit related to any series of MTN Notes. C. Disposition Proceeds True-Up. In the event that the actual cumulative vehicle disposition proceeds of the Lease Vehicles (as defined in the Master Lease Agreement) sold in a given period set forth on Schedule I hereto (the “Vehicle Disposition Schedule”) are less than 95% of the target cumulative vehicle disposition proceeds with respect to such period (as set forth on Schedule I hereto), Hertz, in its capacity as Lessee, shall pay, and shall cause each other Lessee to pay, the HVF Trustee, as assignee of the claims of HVF against the Debtors under the Master Lease Agreement, an additional cash amount (the “True-Up Amount”) equal to the difference between (1) 95% of the target cumulative vehicle disposition proceeds set forth on the Vehicle Disposition Schedule for such period on Schedule I hereto and (2) the actual cumulative vehicle disposition proceeds of the Lease Vehicles (as defined in the Master Lease Agreement) sold in such period. Solely for the purposes of calculating the True-Up Amount, disposition proceeds for any month shall include any receivable generated from the disposition of a Lease Vehicle (as defined in the Master Lease Agreement) and not then outstanding for more than thirty (30) days. To the extent a receivable is outstanding for longer than thirty (30) days, such receivable shall be removed from the actual cumulative vehicle 8 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 10 of 20 disposition proceeds of Lease Vehicles for purposes of calculating the True-Up Amount until such receivable is paid. Any such True-Up Amount shall be paid with the Base Payment for the immediately following month (or with respect to any applicable month in which a Base Payment is not due, on the payment date set forth in the Master Lease Agreement in such month), added to the actual cumulative vehicle disposition proceeds for the immediately following period, and included in the actual cumulative vehicle disposition proceeds of the Lease Vehicles for any period thereafter to avoid duplication when calculating the True-Up Amount. For the avoidance of doubt, any such True-Up Amount shall be in addition to any payment owed pursuant to Section 4(A), above. 5. Depreciation Rates. During the period from July 1, 2020 to December 31, 2020, the Depreciation Charge (as defined under the Master Lease Agreement) with respect to each Series 2013-G1 Non-Program Vehicle (as defined in the Master Lease Agreement) shall be set at least equal to 2.00% per month of the Capitalized Costs (as defined in the Master Lease Agreement) of such vehicle. 6. Casualty Superpriority Claim. Pursuant to section 364(c)(1) of the Bankruptcy Code, all payments on account of a Casualty (as defined in the Master Lease Agreement) accrued under the Master Lease Agreement from the Petition Date through December 31, 2020, inclusive, plus interest thereon from the date such amount would be payable under the Master Lease Agreement at the one-month LIBOR Rate (as defined in the Master Lease Agreement) plus 5.50%, shall constitute allowed superpriority administrative expense claims of the HVF Trustee, as assignee of the claims of HVF arising under the Master Lease Agreement on behalf of all holders of the VFN Notes and the MTN Notes, against the Debtors (without the need to file any proof of claim) (the “Casualty Superpriority Claims”) with priority over any and all claims 9 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 11 of 20 against the Debtors now existing or hereafter arising, of any kind whatsoever, including all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code and any and all administrative expenses or other claims arising under sections 105, 326, 327, 328, 330, 331, 365, 503(b), 506(c), 507(a), 507(b), 726, 1113 or 1114 of the Bankruptcy Code (including the Prepetition Secured Parties’ 507(b) Claim and the Prepetition Sidecar Secured Parties’ 507(b) Claims4) whether or not such expenses or claims may become secured by a judgment lien or other non-consensual lien, levy or attachment, which Casualty Superpriority Claims shall for purposes of section 1129(a)(9)(A) of the Bankruptcy Code be considered administrative expenses allowed under section 503(b) of the Bankruptcy Code, and shall be payable from and have recourse to all prepetition and postpetition property of the Debtors and all proceeds thereof (excluding claims and causes of action under sections 502(d), 544, 545, 547, 548 and 550 of the Bankruptcy Code, or any other avoidance actions under the Bankruptcy Code or applicable state-law equivalents (“Avoidance Actions”) but including any proceeds or property recovered, unencumbered or otherwise, from Avoidance Actions, whether by judgment, settlement or otherwise (“Avoidance Proceeds”)) in accordance with this Order; provided that if the Debtors obtain postpetition financing from a third party (any such financing, “DIP Financing”) and such DIP Financing is granted a superpriority claim senior to all other claims (other than the Casualty Superpriority Claim), then such DIP Financing may have claims pari passu with, but not senior to, the Casualty Superpriority Claim. Any and all liens granted in connection with a DIP Financing or other postpetition financing shall provide for a carve out from the collateral therefor sufficient in amount to fully secure the Casualty Superpriority 4 Each as defined in the Motion of Debtors for Entry of Agreed Interim Orders (I) Authorizing Use of Cash Collateral and (II) Granting Adequate Protection and Related Relief to Prepetition Secured Parties and Prepetition Sidecar Secured Parties [Docket No. 137]. 10 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 12 of 20 Claims. The Casualty Superpriority Claims shall be payable at any time prior to the effective date of a plan of reorganization (together with all interest accrued at the time of such payment) and shall be entitled to the full protection of section 364(e) of the Bankruptcy Code in the event that this Order, or any provision hereof or thereof is vacated, reversed or modified, on appeal or otherwise. For the avoidance of doubt, (i) the Casualty Superpriority Claim shall be reduced dollar for dollar to the extent that the proceeds of insurance or subrogation collections related to a Casualty (as defined in the Master Lease Agreement) are paid by any Lessee or an insurer to HVF or to BNYM, in its capacity as Collateral Agent under the Collateral Agency Agreement and as loss payee and assignee of the claims of HVF under any applicable insurance policies, (ii) at no time shall the payment of the Casualty Superpriority Claims be subject to any prepayment or other penalty, (iii) in no event shall the aggregate amount of any such Casualty Superpriority Claims exceed the total amount owed under the VFN Notes, MTN Notes, and all related agreements, and (iv) upon the payment in full of all obligations under the VFN Notes, MTN Notes, and all related agreements all Casualty Superpriority Claims shall be deemed to be paid in full and discharged. 7.Information Rights. The Debtors shall promptly provide, and cause their advisors to provide promptly, (1) the Agent, (2) counsel and advisors to the Agent, (3) the members of the MTN Steering Committee (if such members, or any of them, shall so elect), (4) counsel and advisors to the MTN Steering Committee, and (5) the Committee (collectively, the “Information Parties”) with reasonable access to information as agreed to in writing (including via email) by the Debtors, the Agent, and the MTN Steering Committee prior to the date hereof.The Debtors shall hold and participate in (and shall authorize and cause their advisors to participate in) weekly conference calls with the Information Parties regarding matters 11 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 13 of 20 related to the Master Lease Agreement (including weekly summaries of vehicle dispositions and weekly vehicle disposition forecasts). 8. Vehicle Purchase or Retention Rights.Hertz is authorized to dispose of or retain, as applicable, up to 40,000 Subject Vehicles under the Master Lease Agreement by, for use in the ordinary course of the Debtors’ business, either (i) purchasing such Subject Vehicles in accordance with the terms of the Master Lease Agreement at the greater of Net Book Value and Market Value (each as defined in the Master Lease Agreement) or (ii) irrevocably agreeing to make timely payments of Base Rent under the Master Lease Agreement with respect to such Subject Vehicles, on the basis of a Depreciation Charge (as defined in the Master Lease Agreement) of at least 2.00% per month of Capitalized Costs (as defined in the Master Lease Agreement) with respect to each Subject Non-Program Vehicle, and timely payments on account of a Casualty (as defined in the Master Lease Agreement) due under the Master Lease Agreement with respect to such Subject Vehicles from and after the time of such election. For the avoidance of doubt, the Debtors may exercise a combination of options (i) and (ii) of this paragraph with respect to up to 40,000 Subject Vehicles under the Master Lease Agreement in the aggregate and any Subject Vehicles subject to such election shall count as a disposition under paragraph 2 of this Order. 9. Fees and Expenses. The Debtors shall, subject to and in accordance with the provisions of paragraph 10 of this Order, timely pay (i) (1) not more than $575,000 (the “ABS Lenders Advisor Fee Reserve”) of the reasonable incurred and documented fees, costs and expenses accrued prior to the Petition Date and (2) all reasonable incurred and documented fees, costs and expenses accrued from the Petition Date through the end of the Forbearance Period of: (x) the advisors to the Agent (or counsel to the agent), acting in such capacity, including 12 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 14 of 20 (A) Davis Polk & Wardwell LLP, (B) Latham & Watkins, LLP (solely in its capacity as counsel for the Agent), (C) Ankura Consulting Group, LLC and (D) special and local counsel in each relevant jurisdiction, (y) the advisors to the MTN Steering Committee, acting in such capacity, including (A) Wachtell, Lipton, Rosen & Katz, (B) GLC Advisors & Co., LLC and (C) Faegre Drinker Biddle & Reath LLP and any other special and local counsel in each relevant jurisdiction, and (z) advisors to the HVF Trustee, acting in such capacity, including (A) Emmet, Marvin & Martin, LLP, (B) a financial advisor and (C) special and local counsel in each relevant jurisdiction, (ii) all fees, costs, expenses and indemnification obligations owed to BNYM, in its capacity as HVF Trustee or in any capacity related thereto, accrued from the Petition Date through the end of the Forbearance Period pursuant to the terms of the Debtors’ prepetition agreements with BNYM and not more than the sum of (1) $50,000 and (2) any amount of the ABS Lenders Advisor Fee Reserve remaining after the satisfaction in full of all fees payable pursuant to the foregoing subsection (i)(1) of this paragraph 9 in indemnification obligations in favor of BNYM incurred in connection with direction letters sent by certain ABS Parties to BNYM from time to time including providing reimbursement of amounts paid by the ABS Lenders on account thereof and (iii) an additional administrative agency fee for the Agent payable monthly in advance during the period July 1, 2020 through December 31, 2020 equal to 0.015% per month multiplied by the principal amount outstanding under the HVF II VFN Supplement on the first day of each month, with the payment due as of July 1, 2020 being made within five (5) days of the entry of this Order and each subsequent payment shall be made on the first day of each month from August 2020 to December 2020. Notwithstanding anything contained in this Order, the Debtors are not authorized, absent further order of the Court, to pay any transaction fee or success fee to any professional entitled to payment under this paragraph. 13 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 15 of 20 Payments of any amounts set forth in this paragraph are not subject to recharacterization, avoidance, subordination or disgorgement. 10.Notice of Professional Fees. The professionals whose fees, costs and expenses are payable pursuant to paragraph 9 of this Order (the “ABS Lender Professionals”) shall not be required to submit invoices to this Court or any other party in interest other than summary invoices to the Debtors, the Committee, and the United States Trustee (collectively, the “Review Parties”). The summary invoices shall include the number of hours billed (except for financial advisors compensated on other than an hourly basis) and be sufficiently detailed to enable a determination as to the reasonableness of such fees and expenses; provided, however, that such summary invoices may be redacted to the extent necessary to delete any information subject to the attorney-client privilege, any information constituting attorney work product, or any other confidential information, and the provision of such summary invoices shall not constitute any waiver of the attorney-client privilege or of any benefits of the attorney work product doctrine or other applicable privilege. If any of the Review Parties file with the Court and serve on the applicable ABS Lender Professionals a written objection (a “Fee Objection”) to the reasonableness of the fees and expenses of such ABS Lender Professionals within five (5) business days of receipt of such invoices by the Debtors, and such objection is not resolved consensually by the parties, the Court shall promptly hear and determine such Fee Objection. Any failure by any Review Party to file a Fee Objection within such five (5) business day period shall constitute a waiver of any right of such Review Party to object to the applicable invoice. Notwithstanding any provision herein to the contrary, any objection to, and any hearing on an objection to, payment of any fees, costs, and expenses set forth in a professional fee invoice in respect of ABS Lender Professionals shall be limited to the reasonableness of the particular items 14 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 16 of 20 or categories of fees, costs, and expenses that are the subject of the Fee Objection. The Debtors shall timely pay (and in any event no later than seven (7) business days after receiving any such invoice) in accordance with the terms and conditions of this Order (i) the undisputed fees, costs, and expenses reflected on any invoice to which a Fee Objection has been timely filed and (ii) all fees, costs and expenses reflected on any invoice to which no Fee Objection has been timely filed. 11.Timing of Certain Potential Litigation; Reservation of Rights. The Debtors shall not file a motion seeking relief under section 365(d)(5) of the Bankruptcy Code with respect to the Master Lease Agreement, or otherwise seeking to reduce the amount of, change the timing of, or otherwise modify their obligations under the Master Lease Agreement or under the Bankruptcy Code with respect to the Master Lease Agreement or any motion seeking any similar or related relief, to be heard prior to January 15, 2021. For purposes of any motion seeking relief under section 365(d)(5) of the Bankruptcy Code with respect to the Master Lease Agreement brought before January 15, 2021 and that may be heard on or after January 15, 2021, the Debtors’ rights to seek relief under the “equities of the case” provision therein is expressly preserved to the same extent as if the Debtors had filed such a motion prior to the 60th day after the Petition Date such that the Debtors’ right to relief, if any, shall not be diminished solely on account of the date of filing of such motion, provided that the rights of all parties in interest to object to any such motion on any and all other grounds are expressly preserved.The ABS Lenders shall not file a motion for or otherwise seek (i) adequate protection in connection with the Master Lease Agreement, (ii) to compel assumption or rejection of the Master Lease Agreement, (iii) allowance or payment of an administrative claim in connection with the Master Lease Agreement, or (iv) to otherwise take action on account of the Debtors’ failure to make 15 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 17 of 20 payments under the Master Lease Agreement in excess of the amounts required under this Order during the Forbearance Period, in each case to be heard prior to January 15, 2021, provided that, for the avoidance of doubt, the ABS Lenders are expressly permitted to take action to enforce the Debtors’ obligations under this Order prior to such date.For purposes of any motion for adequate protection of the ABS Lenders brought before January 15, 2021 and that may be heard on or after January 15, 2021, the ABS Lenders shall be deemed to have made a request for adequate protection as of the Petition Date and the Debtors shall not argue that such motion is untimely or that any such party or any other party receiving adequate protection to the benefit of any such party, are entitled to adequate protection only from the date of the motion, or some other specific start date, provided that the rights of all parties in interest to object to any such motion on any and all other grounds are expressly preserved. For purposes of any motion to compel assumption or rejection of the Master Lease Agreement or seeking allowance of an administrative claim in connection with the Master Lease Agreement brought before January 15, 2021 and that may be heard on or after January 15, 2021, the ABS Lenders’ right to relief, if any, shall not be diminished solely on account of the date of filing of such motion, provided that the rights of all parties in interest to object to any such motion on any and all other grounds are otherwise expressly preserved. Except as expressly provided in this Order, all rights and defenses of all parties in interest are expressly preserved including the right to seek to recharacterize the Master Lease Agreement as a financing and the right to object thereto on the basis, inter alia, of the filing of the Rejection Motion, and nothing in this Order shall be deemed an admission that any party is entitled to adequate protection or a waiver of any party in interest’s right to argue that any party is not entitled to adequate protection. For the avoidance of doubt, subject to the timing limitations set forth above, the rights of the ABS Lenders to seek or 16 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 18 of 20 assert superpriority claims in addition to those provided under this Order, and the rights of all parties in interest to object thereto, are expressly preserved.Notwithstanding the foregoing, (x) this paragraph 11 shall not affect or otherwise apply to the Casualty Superpriority Claim and (y) to the extent that the Court determines by final order no longer subject to appeal that the Debtors would have, but for this Order, been required to timely pay less in total on account of (i) rent, (ii) adequate protection, and (iii) any other obligation under or in connection with the Master Lease Agreement than the amounts paid pursuant to paragraphs 4(a) and 4(c) of this Order for the period from the Petition Date through December 31, 2020, then the Debtors shall not be entitled to disgorgement of any difference but may seek a reduction in payments due thereafter by up to the amount of such difference. If the Court determines that the Debtors would have been required to timely pay more than such amount, the ABS Lenders shall be entitled to seek immediate payment of, administrative claims arising from, and/or any other remedy with respect to, such additional amounts. 12.The provisions of this Order shall be binding upon all parties in interest in the chapter 11 cases and shall inure to the benefit of the Debtors and the ABS Lenders, and their respective successors or assigns, provided that the Court is not making any findings as to the nature and/or extent of the relationship and obligations among the Debtors, HVF, HVF II, and the VFN and MTN Notes or Lenders pursuant to the Master Lease Agreement or otherwise, and all parties in interest’s rights with respect thereto are expressly preserved. 13.No amounts payable hereunder shall be subject to avoidance, disgorgement or any similar form of recovery by the Debtors or any other person. 17 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 19 of 20 14.The Debtors are authorized and directed to perform all acts and to make, execute and deliver any and all instruments as may be reasonably necessary to implement the terms and conditions of this Order. 15.The automatic stay of section 362 of the Bankruptcy Code is hereby modified to the extent necessary to permit the Debtors and the ABS Lenders to comply with the terms of this Order. 16.This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Order. 17.The notice requirement set forth in Bankruptcy Rule 6004(a) is satisfied. 18.This Order is immediately effective and enforceable notwithstanding the provisions of Bankruptcy Rules 4001(a), 6004(h) or otherwise. 18 #93432441v19

Case 20-11218-MFW Doc 769-1 Filed 07/20/20 Page 20 of 20 Schedule I #93432441v19 Time Period Target Cumulative Vehicle Disposition Proceeds ($ million) 95% of Cumulative Vehicle Disposition Proceeds ($ million) June 1, 2020 to July 31, 2020 1,724 1,638 June 1, 2020 to August 31, 2020 2,551 2,423 June 1, 2020 to September 30, 2020 3,135 2,978 June 1, 2020 to October 31, 2020 3,555 3,377 June 1, 2020 to November 30, 2020 3,954 3,756 June 1, 2020 to December 31, 2020 4,146 3,939